Exhibit 99.1

Mapping a Strong Future Investor Presentation Fall 2005 Eagle Materials Inc. NYSE: EXP and EXP.B www.eaglematerials.com

Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company is discussing its beliefs, estimates or expectations. These statements are not historical facts or guarantees of future performance but instead represent only the Company's beliefs at the time the statements were made regarding future events which are subject to significant risks, uncertainties and other factors many of which are outside the Company's control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. The principal risks and uncertainties that may affect the company's actual performance include the following: the cyclical and seasonal nature of the Company's business; public infrastructure expenditures; adverse weather conditions; availability of raw materials; changes in energy costs including, without limitation, increases in natural gas; changes in the cost and availability of transportation; unexpected operational difficulties; governmental regulation and changes in governmental and public policy; changes in economic conditions specific to anyone or more of the Company's markets; competition; announced increases in capacity in the gypsum wallboard and cement industries; general economic conditions; and interest rates. For example, increases in interest rates, decreases in demand for construction materials or increases in the cost of energy (including natural gas) could affect the revenues or operating earnings of our operations. In addition, changes in national and regional economic conditions and levels of infrastructure and construction spending could also adversely affect the Company's results of operations. These and other factors are described in the Annual Report on Form 10-K for the Company for the fiscal year ended March 31, 2005. This report is filed with the Securities and Exchange Commission and may be obtained free of charge through the website maintained by the SEC at www.sec.gov. All forward-looking statements made in this presentation are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this presentation will increase with the passage of time. The Company undertakes no duty to update any forward-looking statement to reflect future events or changes in the Company's expectations.

Gypsum Wallboard Cement Paperboard Concrete & Aggregates

Mapping a Strong Future Eagle Materials' operations are well positioned Excellent Operators of Modern Assets High-speed wallboard lines and dry process cement plants Maintained in "better than new" condition Operated significantly above rated capacity Low cost producer in all segments A Disciplined Approach to Capital investment Eagle's growth strategy is straightforward Incrementally improve our current production capabilities Invest in high return major expansions to our current plants Add low cost greenfield production capacity in growing markets Fiscal 2006 another great year Supply/demand dynamics in both wallboard and cement continue to present favorable pricing environments Wallboard and cement demand at record high levels Long lead time before significant new production capacity becomes available Further operating margin growth expected Maximize shareholder returns Pay an attractive dividend Repurchase shares when appropriate

Executing the Strategy ($ in millions) 02 03 04 05 06E Revenues 395 429 503 617 785 Revenues 02-06E CAGR - 15% $395 $503 $617 $785 For Fiscal Year Ending March 31 02 03 04 05 06E Op Income 79 102 115 172 240 Operating Income 02-06E CAGR - 25% $240 $172 $115 $102 $79 $429

Eagle's Wallboard Performance Segment Operating Earnings FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06E Segment Earnings 7 12 21 36 56 108 27.1 5 27 36 81.6 125 ($ in millions)

Eagle's Solid Cement Performance Segment Operating Earnings FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06E Cement Earnings 26 35 40 48 57 53 59.6 60 54 50 57.6 78 ($ in millions)

Eagle's Demand Drivers New Residential Commercial Construction Repair & Remodel Manufacturing Housing Wallboard 51 18 29 2 Wallboard New Commercial Construction 18% Manufacturing Housing 2% New Residential 51% Repair and Remodel 29% New Residential Commercial Construction Public Construction Other Cement 23 24 50 3 Cement Public Construction 50% New Residential 23% Commercial Construction 24% Other 3%

Favorable Industry Dynamics - FY 2006E Wallboard(1) Cement(2) Consumption Grew 5.5% for the first 9 months of Calendar 2005 Grew 5.8% for the first 8 months of Calendar 2005 Capacity Approximately 0.5 BSF, or 1%, added in Calendar 2005 Additions expected to be no more than 1%, or 1 million tons Pricing Price increases implemented in January, April, June and September. Additional 12% announced for mid December 2005. Price increases implemented in January, April and late summer. Additional $10/ton increase announced for January 1, 2006. Source: (1) National Association of Homebuilders, company estimates and (2) PCA.

Favorable Industry Dynamics - FY 2007E Wallboard (1) Cement (2) Consumption Expected to increase 1% to 35.8 BSF in Calendar 2006 Expected to grow 3% in calendar 2006 to 136.9 million tons Capacity Only one minor expansion project expected to come on-line during Calendar 2006 Additions expected to be no more than 2%, or 1.5 million tons Construction Dynamics - 1.94 million housing starts (down 5%) - 30 year mortgage rates expected to be 6.5%+- - Non-residential construction expected to grow 8% - Repair and remodel expected expected to grow 3% - 5% Improved state finances and TEA-21 expected to keep demand strong Source: (1) National Association of Homebuilders, company estimates and (2) PCA.

Eagle Materials

Eagle's Wallboard Operation

- **Current Operations:**
  - Capacity of 2.8 bsf
  - 8% U.S. market share (5th largest)
- **FY 2006 Expectations:**
  - All-time record highs for production, sales volume and operating earnings
  - Operating earnings of approximately $125 million (42% greater than FY 2005)
- **Beyond FY 2006:**
  - Still upside pricing and margin potential
  - Complete Georgetown, SC plant
  - We remain alert for acquisition opportunities
  - Actively pursuing additional greenfield opportunities



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Wallboard Utilization Outlook (numbers in billion square feet) Calendar 2005 Calendar 2006 Consumption Estimates: New Residential (51% of Demand) 18.2 17.4 New Commercial (18% of Demand) 6.4 6.9 Repair & Remodel (29% of Demand) 10.3 10.8 Manufactured Housing (2% of Demand) 0.6 0.7 Total 35.5 35.8 Consumption Growth +3.8% +1.0% Average Annual Capacity 37.0 37.3 Average Annual Industry Utilization 96% 96% We expect capacity utilization to remain above 90% through calendar 2006. Source: Company estimates.

Fiscal Years Capacity Utilization AGC Net Sales 86 0.95 140.69 87 0.88 114.31 88 0.82 94.89 89 0.87 96.11 90 0.85 76.07 91 0.75 74.36 92 0.84 67.34 93 0.88 80 94 0.94 68 95 0.95 88.53 96 0.91 88.21 97 0.95 99.39 98 0.95 109.01 99 0.98 122.55 00 1 153.57 01 0.85 91.12 02 0.86 72.97 03 0.87 87.12 04 0.9 86.97 05 0.93 108.74 06E 0.96 130 Wallboard Utilization and Pricing* Industry Capacity Utilization EXP Net Price ($ msf) *Based on Gypsum Association historical data and EXP projections. Fiscal Year

Eagle's Wallboard Quarterly Net Sales Price Trend 12/31/03 3/31/04 6/30/04 9/30/04 12/31/04 3/31/05 6/30/05 9/30/05 Price 86 95 101 110 109 115 119 132 $/MSF $95 $101 $110 $109 $115 $86 $119 $132

American Gypsum Plant Georgetown, South Carolina Project Background New gypsum wallboard plant with annual design capacity of 750 mmsf Long-term supply agreement with Santee Cooper, a South Carolina service authority for synthetic gypsum Construction expected to be completed by mid 2007 Increases Eagle's annual wallboard capacity by 25% to 3.6 bsf Project Status Final design and contract negotiations Construction scheduled to start in first half of 2006 Permit applications submitted and awaiting final approval

Current Operations Approximately 2.65 million tons of capacity 3% market share (12th in North America) Low costs and solid customer relationships have allowed us to sell out our production for 19 consecutive years FY 2006 Expectations All-time record highs for production, sales volume and operating earnings Operating earnings of $78 million (35% greater than FY 2005) Beyond FY 2006 Illinois expansion expected to be completed winter of 2006 (430,000 ton increase) Modernization of Nevada Cement facility Modernization of Nevada Cement facility Modernization of Nevada Cement facility Modernization of Nevada Cement facility Modernization of Nevada Cement facility Modernization of Nevada Cement facility Modernization of Nevada Cement facility Modernization of Nevada Cement facility Modernization of Nevada Cement facility Modernization of Nevada Cement facility Modernization of Nevada Cement facility Modernization of Nevada Cement facility Modernization of Nevada Cement facility Modernization of Nevada Cement facility Modernization of Nevada Cement facility Modernization of Nevada Cement facility Modernization of Nevada Cement facility Modernization of Nevada Cement facility Modernization of Nevada Cement facility Eagle's Cement Operations

Cement Industry Update Consumption Record high shipments through August 2005 - 90.0 millions tons (up 5.8% over 2004) Calendar 2006 total shipments we expect 136.9 million tons (3% greater than calendar 2005) Capacity Current domestic capacity of approximately 102 million tons 25%+ imports needed to meet domestic consumption Source: PCA Data

Capacity Consumption 75 91 72 76 90 76 77 92.5 82 78 91.5 89 79 94 88 80 91 79 81 94 75 82 91 67 83 93 74 84 92 85 85 89.5 88 86 88.5 91 87 87.5 94 88 88 93 89 86 91 90 85 90 91 86 80 92 87 84 93 87 88 94 87.5 94 95 88.5 95 96 88 100 97 89 106 98 91 114 99 92.5 120 0 94 121 1 96 124 2 98 120 3 100.4 123.5 4 100.4 130 05E 100.4 132.6 06E 100.4 135.3 07E 102.2 138 08E 106 140.7 09E 109.8 143.5 10E 113.6 146.4 Cement Industry Overview Capacity vs. Consumption Source: PCA Data (Millions of Short Tons) Imports (Calendar Year)

Illinois Expansion Update Project Background $65 million expansion Increases capacity by 65% to 1.1 million tons Expansion expected to be complete in winter of 2006 Expected to reduce manufacturing costs by approximately 20% Expanded market share has already been established through imports Project Status Project is on schedule and in budget Cement dome nearly complete 80,000 tons of storage Dome to be filled this winter to allow for seamless sales during new plant startup Contract for the pre-heater project awarded to Humboldt-Wedag Start-up of new raw mill and pyro process planned for December 2006

Illinois Cement Construction of Cement Storage Dome

Eagle's Gypsum Paperboard Current Operations Original capacity of 220,000 has been increased to 325,000 Increased paperboard capacity is expected to be absorbed by Eagle's future expansion of its wallboard capacity 40% of capacity consumed internally, 45% sold through long-term sales contract with wallboard producer, 15% sold in spot market FY 2006 Expectations All-time record high production, sales volume and operating earnings Operating earnings of $25 million (about even with FY 2005) Beyond FY 2006 Small capital improvements should increase capacity to 340,000 tons

Eagle's Concrete and Aggregates Operations Current Operations Strong competitive positions in local markets (highly fragmented industries) Capacity Aggregates - 5.5 million tons Concrete - 850,000 cubic yards FY 2006 Expectations Record high sales volume in both concrete and aggregates Operating earnings of $14 million (80% greater than FY 2005) Installed new floating clamshell dredge in our Northern California aggregates operation The new equipment is expected to reduce our costs by 20% and increase capacity by 25% California DOT lettings have increased to $4.1 billion in FY 2006 versus $900 million in FY 2005 Based on the increase in California spending, we have announced a $1.00/ton price increase for January 1, 2006 Beyond FY 2006 We continue to look for opportunities to expand our northern California aggregates business to the Bay Area.

Northern California New Clamshell Dredge

94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 Revenues Operating Cash Flow Eagle Materials A Cash Flow Company ($ Millions)

EXP's Annual Dividend is $1.20 Per Share Yield (1) Payout (2) (1) Based on $110 per share stock price (2) Based on TTM reported earnings EXP's Dividend Industry Average* *Industry average includes Vulcan Materials, Rinker Group, Florida Rock, Martin Marietta, Lafarge NA, and Texas Industries. 1.6% 1.1% 19% 30% Shareholder Returns Through Dividends

Returning Cash to Shareholders RIN MLM FRK VMC BPB LAF CMX Eagle Total Returns 0.009 0.011 0.013 0.016 0.018 0.021 0.022 0.027 RIN MLM FRK VMC BPB LAF CMX Eagle Dividend 0.009 0.011 0.013 0.016 0.018 0.012 0.022 0.005 Repurchases 0.009 0.022 1.3% 1.6% 1.8% 2.1% 2.2% 2.7% 1.1% 0.9% Source: Company estimates includes cash dispersions to shareholders over the last twelve months. Payout Mix Total Return (Dividends & Repurchases)

The Road Ahead Eagle is well positioned now and is improving its future position by adding new low cost production capacity in growing markets We continue to increase the production capacities of our existing assets with minimal additional investment We will use our strong cash flow to proceed with new building product investment opportunities that produce solid shareholder returns When available growth opportunities are unattractive, we will appropriately return cash to our shareholders

Guidance FY 2005 FY 2006E Net Income ($ in millions) $107 $137 - $142 Earnings per Diluted Share $5.73 $7.60 - $7.90 Average Price/mill net Assumptions: Wallboard ($/msf) $109 $130 Cement ($/ton) $71 $82

Contact Information Steve Rowley, President and CEO Telephone: 214-432-2020 Email: srowley@eaglematerials.com Arthur Zunker, Senior Vice President and CFO Telephone: 214-432-2010 Email: azunker@eaglematerials.com Craig Kesler, Vice President - Investor Relations and Corporate Development Telephone: 214-432-2013 Email: ckesler@eaglematerials.com Eagle Materials Inc. NYSE: EXP and EXP.B www.eaglematerials.com